Exhibit 99.44

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-E

KEY PERFORMANCE FACTORS
May 31, 2001



Expected B Maturity 05/17/2010


Blended Coupon 7.9030%


Excess Protection Level
3 Month Average   7.30%
May, 2001   7.14%
April, 2001   7.08%
March, 2001   7.70%


Cash Yield19.67%


Investor Charge Offs 5.45%


Base Rate 7.07%


Over 30 Day Delinquency 4.84%


Seller's Interest 8.52%


Total Payment Rate14.20%


Total Principal Balance$58,203,705,030.43


 Investor Participation Amount$590,000,000.00


Seller Participation Amount$4,958,014,468.94